Exhibit 99.2



Supplemental information relating to American Retirement Corporation's first quarter 2006 results is furnished herewith as Exhibit 99.2.



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - FIRST QUARTER 2006
 ($'s in thousands)

                      RETIREMENT CENTER COMMUNITIES: TOTAL

                                                                         Q1 05      Q2 05      Q3 05      Q4 05      Q1 06
                                                                        -------    -------    -------    -------    -------
Resident and healthcare revenue                                         $91,046    $93,344    $94,781    $97,117    $98,606
Community operating expense                                              60,454     61,419     63,018     64,333     64,351
                                                                        -------    -------    -------    -------    -------
Community operating contribution                                         30,592     31,925     31,763     32,784     34,255
Community operating margin                                                 33.6%      34.2%      33.5%      33.8%      34.7%

Community operating contribution excluding
    Amortization of Deferred Entrance Fee Revenue                        28,357     29,226     29,252     30,075     31,481

Ending Occupancy                                                          8,585      8,567      8,635      8,655      8,578
Ending Occupancy %                                                         94.6%      94.8%      95.3%      96.0%      95.2%

Average Monthly Occupancy                                                 8,532      8,572      8,593      8,627      8,615
Monthly Revenue per unit                                                $ 3,557    $ 3,630    $ 3,677    $ 3,752    $ 3,815
Year to Year % Change                                                       4.8%       6.7%       7.2%       5.8%       7.3%

Monthly Operating Contribution per unit                                 $ 1,195    $ 1,241    $ 1,232    $ 1,267    $ 1,325
Year to Year % Change                                                       5.4%       7.5%       9.6%       4.4%      10.9%

                RETIREMENT CENTER COMMUNITIES: RENTAL COMMUNITIES

                                                                         Q1 05      Q2 05      Q3 05      Q4 05      Q1 05
                                                                        -------    -------    -------    -------    -------
Resident and healthcare revenue                                         $58,493    $59,469    $60,923    $62,156    $63,117
Community operating expense                                              36,739     36,809     38,305     38,897     39,252
                                                                        -------    -------    -------    -------    -------
Community operating contribution                                         21,754     22,660     22,618     23,259     23,865
Community operating margin                                                 37.2%      38.1%      37.1%      37.4%      37.8%

Ending Occupancy                                                          5,586      5,597      5,648      5,690      5,614
Ending Occupancy %                                                         95.4%      95.7%      96.5%      97.2%      95.9%

Average Monthly Occupancy                                                 5,602      5,596      5,615      5,655      5,653
Monthly Revenue per unit                                                $ 3,480    $ 3,542    $ 3,617    $ 3,664    $ 3,722
Year to Year % Change                                                       6.0%       7.2%       7.5%       7.1%       6.9%

Monthly Operating Contribution per unit                                 $ 1,294    $ 1,350    $ 1,343    $ 1,371    $ 1,407
Year to Year % Change                                                     -2.2%      -3.4%      -4.4%        1.1%       8.7%

                RETIREMENT CENTER COMMUNITIES: ENTRANCE FEE CCRCs

                                                                         Q1 05      Q2 05      Q3 05      Q4 05      Q1 05
                                                                        -------    -------    -------    -------    -------
Resident and healthcare revenue                                         $32,989    $33,875    $33,858    $34,961    $35,489
Community operating expense                                              24,151     24,610     24,713     25,436     25,099
                                                                        -------    -------    -------    -------    -------
Community operating contribution                                          8,838      9,265      9,145      9,525     10,390
Community operating margin                                                 26.8%      27.4%      27.0%      27.2%      29.3%

Ending Occupancy                                                          2,999      2,970      2,987      2,965      2,964
Ending Occupancy %                                                         93.3%      93.2%      93.8%      94.5%      94.5%

Average Monthly Occupancy                                                 2,930      2,976      2,978      2,972      2,962
Monthly Revenue per unit                                                $ 3,753    $ 3,794    $ 3,790    $ 3,921    $ 3,994
Year to Year % Change                                                       3.9%       5.3%       6.4%       3.3%       6.4%

Monthly Operating Contribution per unit                                 $ 1,005    $ 1,038    $ 1,024    $ 1,068    $ 1,169
Year to Year % Change                                                       7.9%      12.5%      16.2%     -1.4%       16.3%

Net Cash Flow per unit (includes Net Resale Cash Flow)                    1,397      1,551      1,007      1,695      1,530

Entrance Fee Sales:
Total Entrance Fee (Independent Living) Units                             2,217      2,213      2,214      2,214      2,214
Ending Occupancy %                                                         95.8%      95.6%      95.7%      96.3%      95.9%

Entrance Fee Sales (in units)                                                70         81         61         80         67
Entrance Fee Sales                                                      $11,589    $14,271    $ 9,563    $14,680    $11,154
Refunds paid on Entrance Fee Terminations                                 4,137      5,293      5,437      4,484      3,386
Net Resale Cash Flow                                                      7,452      8,978      4,126     10,196      7,768

NOTE: The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense) that it would otherwise incur. As a result of the residents paying an up-front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - FIRST QUARTER 2006
 ($'s in thousands)


                    FREE-STANDING ASSISTED LIVING COMMUNITIES

                                                 Q1 05      Q2 05      Q3 05      Q4 05      Q1 06
                                                -------    -------    -------    -------    -------
Resident and healthcare revenue                 $25,607    $26,267    $27,543    $28,478    $29,180
Community operating expense                      17,847     17,447     18,823     18,963     19,103
                                                -------    -------    -------    -------    -------
Community operating contribution                  7,760      8,820      8,720      9,515     10,077
Community operating margin                         30.3%      33.6%      31.7%      33.4%      34.5%

Ending Occupancy                                  2,562      2,561      2,630      2,643      2,669
Ending Occupancy %                                 90.1%      89.9%      90.8%      91.2%      92.3%


Average Monthly Occupancy                         2,537      2,557      2,592      2,630      2,653
Monthly Revenue per unit                        $ 3,364    $ 3,500    $ 3,626    $ 3,678    $ 3,666
Year to Year % Change                               6.2%       8.4%       9.7%       9.1%       9.0%

Monthly Operating Contribution per unit         $ 1,020    $ 1,150    $ 1,121    $ 1,206    $ 1,266
Year to Year % Change                              30.2%      39.4%      20.7%      21.0%      24.2%

NOTE: Excludes two non-consolidated joint ventures from Q1 04 to Q2 05; one non-consolidated joint venture during Q3 05 and nine non-consolidated joint ventures during Q4 05 and Q1 06.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
NONCONSOLIDATED COMMUNITIES - FIRST QUARTER 2006
 ($'s in thousands)

                           NONCONSOLIDATED COMMUNITIES

                                                       Q1 05      Q2 05      Q3 05      Q4 05      Q1 06
                                                      -------    -------    -------    -------    -------
Resident and healthcare revenue                       $ 1,245    $ 1,320    $   873    $ 6,182    $10,722
Community operating expense                               928        903        575      4,151      7,035
                                                      -------    -------    -------    -------    -------
Community operating contribution                          317        416        298      2,031      3,687
Community operating margin                               25.4%      31.5%      34.2%      32.9%      34.4%

Ending Occupancy                                          132        144        106        850      1,649
Capacity                                                  164        164        116        947      1,836
Ending Occupancy %                                       80.5%      87.8%      91.4%      89.8%      89.8%


Average Monthly Occupancy                                 131        141        103        603      1,123
Monthly Revenue per unit                              $ 3,159    $ 3,131    $ 2,832    $ 3,418    $ 3,184

Monthly Operating Contribution per unit               $   804    $   987    $   967    $ 1,123    $ 1,095

NOTE: Includes two communities for Q1 05 and Q2 05; one community in Q3 05; 9 communities during Q4 05 with 8 communities acquired in November 2005; and 13 nonconsolidated communities in Q1 2006 with 4 communities acquired in March 2006. These 13 communities are managed by the company with the company holding a minority interest in each community.

 AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
 SUPPLEMENTAL INFORMATION
 INNOVATIVE SENIOR CARE / THERAPY
 FOURTH QUARTER 2005
 ($'s in thousands)

                                                           Q1 05      Q2 05     Q3 05     Q4 05     Q1 06
                                                          -------   -------   -------   -------   -------
Revenues                                                  $11,745   $12,504   $13,472   $14,452   $14,249

Therapy clinics                                               107       115       124       127       134

Outside clinics (included in above totals)                     34        41        50        52        56

Therapy staff
   Full time                                                  369       432       482       509       532
   Part time (PRN / On-call staff)                            208       194       202       186       168

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - FIRST QUARTER 2006
 ($'s in thousands)

 INCLUDING ENTRANCE FEE COMMUNITIES:
----------------------------------------------------
                                         Three months ended March 31
                                         --------------------------         $        %
                                              2006           2005         Change   Change
                                         -----------     ----------    ---------  -------
Resident & Healthcare revenue             $ 125,481      $ 115,866       $ 9,615      8.3%
Community operating expense                  81,500         77,506         3,994      5.2%
                                         -----------     ----------    ---------

Community operating contribution           $ 43,981       $ 38,360         5,621     14.7%
Community operating margin                    35.0%          33.1%


# Locations                                      59             59
Avg. Occupancy                                95.0%          93.9%
Avg. Occupied Units                          11,065         10,989            76      0.7%
Avg. Mo. Revenue/unit                       $ 3,780        $ 3,515        $  266      7.6%
Avg. Mo. Operating Contribution/unit          1,325          1,164           161     13.9%


 EXCLUDING ENTRANCE FEE COMMUNITIES:
----------------------------------------------------
                                         Three months end March 31
                                         --------------------------        $         %
                                              2006           2005        Change   Change
                                         -----------     ----------    ---------  -------
Resident & Healthcare revenue              $ 91,678         83,664       $ 8,014      9.6%
Community operating expense                  58,013         54,150         3,863      7.1%
                                         -----------     ----------    ---------
Community operating contribution           $ 33,665       $ 29,514         4,151     14.1%
Community operating margin                    36.7%          35.3%


# Locations                                      53             53
Avg. Occupancy                                94.7%          93.6%
Avg. Occupied Units                           8,258          8,139           119      1.5%
Avg. Mo. Revenue/unit                       $ 3,701        $ 3,426         $ 274      8.0%
Avg. Mo. Operating Contribution/unit          1,359          1,209           150     12.4%


* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - FIRST QUARTER 2006
 ($'s in thousands)

                                                                      Three months end            Three months end
                                                                          March 31,                   March 31,
                                                                     ---------------------      ---------------------
                                                                      2006             %         2005            %
                                                                     --------        ----       --------        ----
COMPOSITION
Revenues:
     Retirement Centers
       Independent living                                            $ 41,026        31.2%      $ 38,234        32.4%
       Assisted living                                                 15,412        11.8%        15,010        12.7%
       Skilled Nursing                                                 21,509        16.4%        20,396        17.3%
       Ancillary services, including Innovative
          Senior Care (therapy and wellness programs)                  17,885        13.6%        15,171        12.9%
       Amortization of Deferred Entrance Fee Revenue                    2,774         2.1%         2,235         1.9%
                                                                     --------        ----       --------        ----
                                                                       98,606        75.2%        91,046        77.2%
     Free-Standing Assisted Living
       Assisted living                                                 25,926        19.8%        23,169        19.6%
       Ancillary services, including
          Innovative Senior Care (therapy and wellness programs)        3,254         2.5%         2,438         2.0%
                                                                     --------        ----       --------        ----
                                                                       29,180        22.3%        25,607        21.7%

     Total Resident and Healthcare Revenue                            127,786        97.5%       116,653        98.9%
     Management and Contract Services                                   1,224         1.0%           500         0.5%
     Reimbursed Expenses                                                2,083         1.5%           802         0.6%
                                                                     --------        ----       --------        ----
                                                                        3,307         2.5%         1,302         1.1%
                                                                     --------        ----       --------        ----
     Total Revenues                                                  $131,093       100.0%      $117,955       100.0%

BY PAYOR
     Private Pay                                                     $109,101        83.2%      $ 98,725        83.7%
     Medicare                                                          19,553        14.9%        16,747        14.2%
     Medicaid                                                           2,439         1.9%         2,483         2.1%
                                                                     --------        ----       --------        ----
     Total                                                           $131,093       100.0%      $117,955       100.0%


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - FIRST QUARTER 2006

UNIT CAPACITY BY COMMUNITY TYPE
                                               At March 31, 2006
                                     ------------------------------------
                                        Locations          Capacity
                                     --------------    ------------------
Rental Retirement Centers:
          Owned-100%                           3                 445
          Owned-Joint Venture                  4                 893
          Leased                              19               5,426
          Managed - other                      3                 679
                                              29               7,443

Entrance Fee Retirement Centers:
          Owned-100%                           3                 919
          Owned- 90%                        --                  --
          Leased                               3               1,479
          Managed-Freedom Square               1                 739
          Managed-other                        3                 737
                                              10               3,874

Free-Standing AL's:
          Owned-100%                          11                 973
          Owned-Joint Venture                  9                 943
          Leased                              20               1,831
          Leased-Joint Venture                 1                  89
                                              41               3,836

All Communities:
          Owned-100%                          17               2,337
          Owned- 90%                        --                  --
          Owned-Joint Venture                 13               1,836
          Leased                              42               8,736
          Leased-Joint Venture                 1                  89
          Managed-Freedom Square               1                 739
          Managed-other                        6               1,416
                                              80              15,153

Note:  Leased communities include both operating and capital leases.
              The 13 Owned-Joint Ventures are managed and are not consolidated. Freedom Square is consolidated due to the variable interest entity rules set forth in FIN 46.